SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 1, 2004

FENTURA FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

Michigan (State or other jurisdiction of incorporation)	000-23550 (Commission File Number)	38-2806518 (IRS Employer Identification no.)

175 North Leroy Street P.O. Box 725 Fenton, Michigan (Address of principal executive office)	48430-0725 (Zip Code)

Registrant’s telephone number,
including area code: (810) 629-2263

Item 7.	Financial Statements and Exhibits.

Exhibit

99.1	Press release dated April 1, 2004.

Item 9.	Regulation FD Disclosure.

        On April 1, 2004, Fentura Financial, Inc. issued a news release announcing a quarterly dividend of 23 cents per share for shareholders of record as of April 19, 2004, payable on April 23, 2004. A copy of the press release is attached as Exhibit 99.1.

        The information in this Form 8-K and the attached Exhibit shall not be deemed filed for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 1, 2004	FENTURA FINANCIAL, INC. (Registrant) By: /s/ Douglas Kelley —————————————— Douglas Kelley Chief Financial Officer

EXHIBIT INDEX

Exhibit 99.1   Press Release Dated April 1, 2004.

EXHIBIT 99.1

Fentura Financial, Inc.
P.O. Box 725
Fenton, MI 48430-0725

Contact:	Ronald L. Justice The State Bank (810)714-3985 April 1, 2004

For Immediate Release

FENTURA FINANCIAL, INC. ANNOUNCES
QUARTERLY DIVIDEND

The Board of Directors of Fentura Financial, Inc. has announced a 23- cent per share dividend forshareholders of record as of April 19, 2004, and payable April 23, 2004.

        Fentura Financial, Inc. is the bank holding company for The State Bank headquartered in Fenton, Michigan with offices servicing Fenton, Linden, Holly and Grand Blanc, Davison State Bank with two offices servicing the Davison area, as well as the recently acquired West Michigan Community Bank headquartered in Hudsonville, Michigan with offices servicing Hudsonville, Holland, and Jenison.

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